Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C.

Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-

Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Andrea Bernatova, the Chief Executive Officer, and Nader Daylami, the Chief Financial Officer, of ESGEN Acquisition Corporation (the “Company”), hereby certify, that, to their knowledge:

1.The Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[SIGNATURE PAGE FOLLOWS]

Date: April 1, 2022

/s/ Andrea Bernatova
Name: Andrea Bernatova
Title: Chief Executive Officer

/s/ Nader Daylami
Name: Nader Daylami
Title: Chief Financial Officer